Exhibit 99.1
CONFIDENTIAL INFORMATION MEMORANDUM EXCERPTS
FORWARD LOOKING STATEMENTS
     The statements contained in these Confidential Information Memorandum Excerpts, other than historical data and information, constitute forward looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, indemnification obligations to current and former directors and officers, the successful completion of the announced infoGROUP Inc. (the “Company” or “Infogroup”) acquisition through merger, integration of future acquisitions, fluctuations in operating results, failure to successfully implement our Internet strategy or to grow our Internet revenue, effects of leverage, conditions in the credit markets, changes in technology, changes in laws related to data privacy, a failure of database integrity, loss of a key business asset and increased competition. More information about potential factors that could affect the Company’s business and financial results is included in the Company’s periodic filings with the Securities and Exchange Commission, including in its annual report on Form 10-K for the fiscal year ended December 31, 2009.
NON-GAAP FINANCIAL MEASURES
     In addition to presenting results determined in accordance with generally accepted accounting principles, or GAAP, this release also presents non-GAAP financial measures. Investors are referred to the tables included in this release for a reconciliation of these non-GAAP measures to GAAP financial measures.
     Management considers GAAP and non-GAAP financial measures in evaluating the operating performance of the Company. EBITDA is commonly used as an analytical indicator within Infogroup’s industry. Adjusted EBITDA, adjusted earnings per share, gross profit, change in working capital, adjusted unlevered free cash flow, non-GAAP selling, general and administrative expenses, and non-GAAP operating income exclude items that management believes result from events that are not recurring and are not part of on-going operations. Management believes these non-GAAP financial measures also provide useful supplemental information to investors in evaluating the aggregate performance of the Company’s operating businesses.
     All companies do not calculate non-GAAP measures in the same manner and the non-GAAP financial measures presented in this press release may not be comparable to similar measures used by other companies. Non-GAAP measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. You should not consider non-GAAP financial measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

The Data Group provides its Enterprise and Small to Medium Size Businesses (“SMB”) customers with unique direct marketing solutions and services by leveraging its proprietary databases. Approximately 35% of Data Group sales are for data and services which are used by its clients for digital direct marketing.
The Services Group provides direct mail and email marketing solutions, customer database management, list brokerage and management and catalog marketing services through both traditional and digital channels of distribution. Approximately 50% of Services Group sales are for data and services which are used by its clients for digital direct marketing.
The Research Group provides market and business research including customer satisfaction surveys, client and market intelligence, loyalty management employee surveys and opinion polling. Infogroup’s Research Group is among the top 20 largest research firms globally, with 35% of its revenue generated overseas.

Annual Financials
($ in millions)

	Fiscal Year Ending December 31,
	2007(1)	2008	2009
Revenue
Data Group	$341.8	$309.5	$255.8
% growth		(9.5%)	(17.3%)
Services Group	$166.4	$163.3	$146.2
% growth		(1.9%)	(10.5%)
Research Group	$118.5	$115.9	$97.9
% growth		(2.2%)	(15.5%)
Corporate	$0.0	$0.0	$0.0

Total Revenue	$626.7	$588.7	$499.9
% growth		(6.1%)	(15.1%)

Adj. EBITDA
Data Group (2)	$103.7	$88.9	$77.4
% margin	30.3%	28.7%	30.3%
% growth		(14.3%)	(12.9%)
Services Group (2)	$43.4	$42.2	$40.0
% margin	26.1%	25.8%	27.4%
% growth		(2.9%)	(5.0%)
Research Group (2)	$7.7	$11.7	$8.3
% margin	6.5%	10.1%	8.5%
% growth		51.9%	(28.9%)
Corporate	$(35.6)	$(37.0)	$(33.4)

Total Adj. EBITDA	$119.2	$105.7	$92.4
% margin	19.0%	18.0%	18.5%
% growth		(11.3%)	(12.6%)

Other Key Items

Capital Expenditures	$18.5	$28.0	$18.9

Change in Working Capital (3)	$(6.2)	$(21.2)	$13.5
See the Appendix for Reconciliations of Non-GAAP Measures

(1)	2007 figures adjusted for full year impact of Infogroup’s acquisition of Expresscopy, SECO, Direct Media, NWC, Guideline and NWRG for a total $82 million in revenue and $5 million in EBITDA.

(2)	Adj. EBITDA excludes unallocated corporate expenses and is adjusted to exclude non-recurring items.

(3)	Positive working capital values represent source of cash. Working capital adjusted to exclude accruals for restructuring expenses ($1 million in 2006, $6 million in 2007, $9 million in 2008 and $7 million in 2009).

2009 QUARTERLY FINANCIALS
($ in millions)

	Fiscal Year Ending December 31, 2009
	Q1	Q2	Q3	Q4	FYE 09
Net Sales
Data Group	$67.3	$62.1	$64.0	$62.4	$255.8
y-o-y Change %	(19.3%)	(22.0%)	(14.4%)	(12.9%)	(17.3%)
Services Group	$35.8	$34.8	$37.0	$38.7	$146.2
y-o-y Change %	(11.6%)	(11.8%)	(11.0%)	(7.7%)	(10.5%)
Research Group	$24.5	$24.7	$24.0	$24.7	$97.9
y-o-y Change %	(16.7%)	(16.1%)	(16.3%)	(12.9%)	(15.5%)
Corporate	$0.0	$0.0	$0.0	$0.0	$0.0

Total Net Sales	$127.5	$121.6	$125.0	$125.8	$499.9
y-o-y Change %	(16.8%)	(18.1%)	(13.8%)	(11.3%)	(15.1%)

Adj. EBITDA
Data Group (1)	$19.1	$17.2	$21.2	$19.9	$77.4
% margin	28.4%	27.7%	33.1%	31.9%	30.3%
y-o-y Change %	(14.9%)	(26.1%)	11.5%	(17.6%)	(12.9%)
Services Group (1)	$8.1	$8.5	$11.4	$12.0	$40.0
% margin	22.7%	24.5%	30.9%	30.9%	27.4%
y-o-y Change %	(13.2%)	(4.6%)	(2.4%)	(1.6%)	(5.0%)
Research Group (1)	$1.7	$2.3	$2.2	$2.1	$8.3
% margin	7.1%	9.2%	9.3%	8.4%	8.5%
y-o-y Change %	(29.6%)	(16.0%)	(28.9%)	(38.6%)	(28.9%)
Corporate	$(9.9)	$(7.5)	$(8.6)	$(7.4)	$(33.4)

Total Adj. EBITDA	$19.1	$20.5	$26.2	$26.6	$92.4
% margin	15.0%	16.8%	21.0%	21.1%	18.5%
y-o-y Change %	(26.6%)	(17.8%)	8.0%	(12.9%)	(12.6%)

Capital Expenditures	$3.6	$4.6	$4.1	$6.7	$18.9
See the Appendix for Reconciliations of Non-GAAP Measures

(1)	Segment EBITDA excludes unallocated corporate expenses and is adjusted to exclude non-recurring items.

Non-GAAP Gross Profit Reconciliation

	For the Years Ended December 31,
(in millions)	2007	2008	2009
Net sales per 10-K	$545	$589	$500
Acquired net sales	82	—	—

Total net sales	627	589	500

Less cost of goods and services
Cost of goods and services per 10-K	169	203	185
Acquired cost of goods and services	35	—	—

Total cost of goods and services	204	203	185

Gross Profit	$423	$386	$315

Non-GAAP Gross Profit Reconciliation

	Fiscal Year Ending December 31, 2008
(in millions)	Q1	Q2	Q3	Q4	FYE 2008

Net sales per 10-K	$153	$148	$145	$142	$589
Acquired net sales	—	—	—	—	—

Total net sales	153	148	145	142	589

Less cost of goods and services
Cost of goods and services per 10-K	51	52	51	49	203
Acquired cost of goods and services	—	—	—	—	—

Total cost of goods and services	51	52	51	49	203

Gross Profit	$102	$96	$94	$93	$386

Non-GAAP Gross Profit Reconciliation

	Fiscal Year Ending December 31, 2009
(in millions)	Q1	Q2	Q3	Q4	FYE 2009

Net sales per 10-K	$128	$122	$125	$126	$500
Acquired net sales	—	—	—	—	—

Total net sales	128	122	125	126	500

Less cost of goods and services
Cost of goods and services per 10-K	47	46	46	47	185
Acquired cost of goods and services	—	—	—	—	—

Total cost of goods and services	47	46	46	47	185

Gross Profit	$81	$76	$79	$79	$315

BUSINESS DATABASE
Competitor Accuracy Comparison

Description	Infogroup	D&B	Experian
Company Name Accuracy	96.8%	90.3%	92.6%
Address Accuracy	95.3%	89.8%	91.9%
Phone Number Accuracy	90.1%	74.6%	66.7%
Fax Number Accuracy	92.5%	85.5%	n/a
Line of Business Accuracy	85.9%	67.6%	67.9%
Employment Size Accuracy	86.3%	83.1%	79.2%
Executive Name Accuracy	79.3%	74.8%	74.2%
Executive Title Accuracy	87.9%	76.5%	82.7%
Deliverability	93.9%	89.1%	90.6%
Out of Business Rate	4.4%	11.6%	14.9%

Source: The Peter Kiewit Institute’s (PKI) College of Information Science & Technology (IS&T) at the University of Nebraska at Omaha (UNO), 2009.

OWNED AND LICENSED DATA
Business Database:
•	15.5 million U.S. and Canadian businesses

•	20 million business e-mail addresses

•	2.0 million U.K. businesses

•	2.7 million business addresses with color photos

•	2.3 million brand new businesses

•	1.6 million bankruptcy filers

•	12.3 million executives and professionals

•	5.5 million small business owners
Consumer Database:
•	215 million consumers

•	132 million households

•	105 million consumer e-mail addresses

•	64 million targetable consumer e-mail addresses

•	16 million new movers per year

•	2.1 million new homeowners per year

•	1.6 million bankruptcies per year

•	67 million homeowners

(1)	Estimated revenue from Recurring Customers = 2009 Year Net Sales from 2008 Customers / Total Net Sales in Current Year.
Infogroup serves a diversified mix of over 89,000 customers spread across B2B and B2C, SMB and Enterprise and traditional and digital channels of distribution
Note: Excludes Research Group.

Infogroup‘s 89,000 customers span multiple industry sectors.

2008 to 2009 SG&A Bridge

(1)	Excludes asset impairments, gain on sales, legal fees and restructuring costs.
See the Appendix for Reconciliations of Non-GAAP Measures

Data Group — Customer Type and End-Use (% of 2009 Net Sales)

APPENDIX — RECONCILIATIONS OF NON-GAAP MEASURES
EBITDA and Adjusted EBITDA Reconciliations
2007 and 2008

(in millions)	2007	Q1	Q2	Q3	Q4	2008

Net Sales
GAAP Data Group	$330.5	$83.4	$79.6	$74.8	$71.6	$309.5
Acquired net sales (note 1)	11.3	—	—	—	—	—

Non-GAAP Data Group net sales	341.8	83.4	79.6	74.8	71.6	309.5

GAAP Services Group	136.8	40.4	39.4	41.5	41.9	163.3
Acquired net sales (note 2)	29.7	—	—	—	—	—

Non-GAAP Services Group net sales	166.4	40.4	39.4	41.5	41.9	163.3

GAAP Research Group	77.4	29.4	29.4	28.7	28.4	115.9
Acquired net sales (note 3)	41.1	—	—	—	—	—

Non-GAAP Research Group net sales	118.5	29.4	29.4	28.7	28.4	115.9

GAAP Corporate	—	—	—	—	—	—

Total GAAP net sales	544.7	153.3	148.5	145.0	141.9	588.7
Acquired net sales	82.0	—	—	—	—	—

Total Non-GAAP net sales	626.7	153.3	148.5	145.0	141.9	588.7

EBITDA and Adjusted EBITDA
GAAP net income (loss) before income taxes Data Group	$88.4	$18.1	$19.0	$14.5	$13.7	$65.3
Interest expense	—	—	—	—	—	—
Depreciation and amortization of operating assets	9.6	2.6	2.7	2.8	4.0	12.1
Amortization of intangible assets	6.9	1.4	1.3	1.3	1.3	5.3

Non-GAAP EBITDA Data Group	$104.9	$22.0	$23.1	$18.6	$19.0	$82.6

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—	$—
Naviant litigation settlement	(9.2)	—	—	—	—	—
Acquired EBITDA (note 1)	1.3	—	—	—	—	—
Restructuring costs	6.6	0.5	0.2	0.4	0.4	1.5
Impairments and write-down of assets	—	—	—	—	4.7	4.7
Litigation settlement charges	—	—	—	—	—	—
Non-cash stock compensation expense	—	—	—	—	—	—

Non-GAAP adjusted EBITDA Data Group	$103.7	$22.5	$23.2	$19.0	$24.2	$88.9

% margin	30.3%	26.9%	29.2%	25.4%	33.8%	28.7%

GAAP net income (loss) before income taxes Services Group	$33.4	$7.3	$6.5	$8.0	$7.9	$29.6
Interest expense	—	—	—	—	—	—
Depreciation and amortization of operating assets	4.8	1.0	1.0	1.0	1.5	4.6
Amortization of intangible assets	3.9	1.0	1.2	1.1	1.0	4.3

Non-GAAP EBITDA Services Group	$42.0	$9.3	$8.7	$10.1	$10.4	$38.5

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—	$—

(in millions)	2007	Q1	Q2	Q3	Q4	2008

Naviant litigation settlement	—	—	—	—	—	—
Acquired EBITDA (note 2)	1.4	—	—	—	—	—
Restructuring costs	—	0.0	0.3	1.6	1.8	3.7
Impairments and write-down of assets	—	—	—	—	—	—
Litigation settlement charges	—	—	—	—	—	—
Non-cash stock compensation expense	—	—	—	—	—	—

Non-GAAP adjusted EBITDA Services Group	$43.4	$9.3	$8.9	$11.7	$12.2	$42.2

% margin	26.1%	23.1%	22.6%	28.2%	29.0%	25.8%

GAAP net income (loss) before income taxes Research Group	$1.7	$1.0	$(0.3)	$1.8	$2.0	$4.5
Interest expense	—	—	—	—	—	—
Depreciation and amortization of operating assets	1.5	0.5	0.5	0.5	0.5	2.1
Amortization of intangible assets	2.0	0.8	0.8	0.8	0.8	3.3

Non-GAAP EBITDA Research Group	$5.2	$2.4	$1.1	$3.1	$3.3	$9.8

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—	$—
Naviant litigation settlement	—	—	—	—	—	—
Acquired EBITDA (note 3)	2.5	—	—	—	—	—
Restructuring costs	—	0.1	1.6	0.0	—	1.7
Impairments and write-down of assets	—	—	—	—	0.0	0.0
Litigation settlement charges	—	0.0	0.0	0.0	(0.0)	0.1
Non-cash stock compensation expense	—	—	—	—	—	—

Non-GAAP adjusted EBITDA Research Group	$7.7	$2.5	$2.7	$3.1	$3.4	$11.7

% margin	6.5%	8.4%	9.2%	10.9%	11.8%	10.1%

GAAP net income (loss) before income taxes Corporate Activities	$(65.7)	$(18.7)	$(20.9)	$(40.3)	$(20.5)	$(100.3)
Interest expense	21.0	5.4	3.7	4.3	4.8	18.1
Depreciation and amortization of operating assets	3.0	1.1	1.0	0.9	(0.4)	2.6
Amortization of intangible assets	0.0	—	—	—	0.0	0.0

Non-GAAP EBITDA Corporate Activities	$(41.7)	$(12.2)	$(16.1)	$(35.1)	$(16.1)	$(79.6)

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$5.4	$3.7	$6.0	$14.3	$(0.3)	$23.6
Naviant litigation settlement	—	—	—	—	—	—
Acquired EBITDA	—	—	—	—	—	—
Restructuring costs	—	0.1	0.1	10.5	0.8	11.6
Impairments and write-down of assets	—	—	—	0.7	5.8	6.5
Litigation settlement charges	—	—	—	—	0.5	0.5
Non-cash stock compensation expense	0.8	0.2	0.1	0.1	0.1	0.5

Non-GAAP adjusted EBITDA Corporate Activities	$(35.6)	$(8.2)	$(10.0)	$(9.6)	$(9.2)	$(37.0)

Total GAAP net income (loss) before income taxes	$57.8	$7.6	$4.3	$(16.0)	$3.1	$(1.0)
Interest expense	21.0	5.4	3.7	4.3	4.8	18.1
Depreciation and amortization of operating assets	18.9	5.2	5.3	5.2	5.6	21.4
Amortization of intangible assets	12.8	3.2	3.3	3.2	3.2	12.9

Total non-GAAP EBITDA	110.4	21.4	16.6	(3.3)	16.6	51.3

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	5.4	3.7	6.0	14.3	(0.3)	23.6
Naviant litigation settlement	(9.2)	—	—	—	—	—

(in millions)	2007	Q1	Q2	Q3	Q4	2008

Acquired EBITDA	5.2	—	—	—	—	—
Restructuring costs	6.6	0.8	2.2	12.6	3.0	18.5
Impairments and write-down of assets	—	—	—	0.7	10.6	11.3
Litigation settlement charges	—	0.0	0.0	0.0	0.5	0.6
Non-cash stock compensation expense	0.8	0.2	0.1	0.1	0.1	0.5

Total non-GAAP adjusted EBITDA	$119.2	$26.0	$24.9	$24.3	$30.5	$105.7

% margin	19.0%	17.0%	16.8%	16.7%	21.5%	18.0%
Note 1) Data Group for 2007 includes a full year of results for the following acquisitions: expresscopy.com, SECO Financial
Note 2) Services Group for 2007 includes a full year of results for the following acquisitions: Direct Media, Inc.
Note 3) Research Group for 2007 includes a full year of results for the following acquisitions: NWC Research, Guideline, Inc., Northwest Research Group
EBITDA and Adjusted EBITDA Reconciliations
2009

(in millions)	Q1	Q2	Q3	Q4	2009

Net Sales
GAAP Data Group	$67.3	$62.1	$64.0	$62.4	$255.8
Acquired net sales (note 1)	—	—	—	—	—

Non-GAAP Data Group net sales	67.3	62.1	64.0	62.4	255.8

GAAP Services Group	35.8	34.8	37.0	38.7	146.2
Acquired net sales (note 2)	—	—	—	—	—

Non-GAAP Services Group net sales	35.8	34.8	37.0	38.7	146.2

GAAP Research Group	24.5	24.7	24.0	24.7	97.9
Acquired net sales (note 3)	—	—	—	—	—

Non-GAAP Research Group net sales	24.5	24.7	24.0	24.7	97.9

GAAP Corporate	—	—	—	—	—

Total GAAP net sales	127.5	121.6	125.0	125.8	499.9
Acquired net sales	—	—	—	—	—

Total Non-GAAP net sales	127.5	121.6	125.0	125.8	499.9

EBITDA and Adjusted EBITDA
GAAP net income (loss) before income taxes Data Group	$12.9	$7.0	$16.3	$16.5	$52.7
Interest expense	—	—	—	—	—
Depreciation and amortization of operating assets	2.4	2.6	2.0	2.1	9.2
Amortization of intangible assets	1.2	1.1	0.8	0.8	4.0

Non-GAAP EBITDA Data Group	$16.6	$10.7	$19.1	$19.4	$65.8

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—
Naviant litigation settlement	—	—	—	—	—
Acquired EBITDA (note 1)	—	—	—	—	—
Restructuring costs	1.2	3.1	1.9	0.1	6.3
Impairments and write-down of assets	1.3	3.2	0.1	0.4	5.1
Litigation settlement charges	0.0	0.1	0.0	—	0.1

(in millions)	Q1	Q2	Q3	Q4	2009

Non-cash stock compensation expense	—	—	—	—	—

Non-GAAP adjusted EBITDA Data Group	$19.1	$17.2	$21.2	$19.9	$77.4

% margin	28.4%	27.7%	33.1%	31.9%	30.3%

GAAP net income (loss) before income taxes Services Group	$5.0	$5.3	$9.0	$9.7	$29.0
Interest expense	—	—	—	—	—
Depreciation and amortization of operating assets	1.1	1.2	1.2	1.5	5.0
Amortization of intangible assets	0.9	0.9	0.7	0.7	3.0

Non-GAAP EBITDA Services Group	$7.0	$7.3	$10.8	$11.9	$37.0

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—
Naviant litigation settlement	—	—	—	—	—
Acquired EBITDA (note 2)	—	—	—	—	—
Restructuring costs	0.9	1.2	0.5	0.1	2.7
Impairments and write-down of assets	—	—	0.1	0.0	0.1
Litigation settlement charges	0.3	0.0	0.0	(0.0)	0.3
Non-cash stock compensation expense	—	—	—	—	—

Non-GAAP adjusted EBITDA Services Group	$8.1	$8.5	$11.4	$12.0	$40.0

% margin	22.7%	24.5%	30.9%	30.9%	27.4%

GAAP net income (loss) before income taxes Research Group	$(0.2)	$0.1	$(0.7)	$(7.7)	$(8.4)
Interest expense	—	—	—	—	—
Depreciation and amortization of operating assets	0.5	0.5	0.5	0.5	1.9
Amortization of intangible assets	0.8	0.8	0.8	0.9	3.4

Non-GAAP EBITDA Research Group	$1.2	$1.4	$0.6	$(6.4)	$(3.2)

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$—	$—	$—	$—	$—
Naviant litigation settlement	—	—	—	—	—
Acquired EBITDA (note 3)	—	—	—	—	—
Restructuring costs	0.6	0.8	1.6	0.7	3.7
Impairments and write-down of assets	0.0	0.0	0.0	7.7	7.8
Litigation settlement charges	—	—	—	—	—
Non-cash stock compensation expense	—	—	—	—	—

Non-GAAP adjusted EBITDA Research Group	$1.7	$2.3	$2.2	$2.1	$8.3

% margin	7.1%	9.2%	9.3%	8.4%	8.5%

GAAP net income (loss) before income taxes Corporate Activities	$(18.9)	$(14.4)	$(16.8)	$(12.4)	$(62.5)
Interest expense	3.2	2.2	2.1	1.9	9.5
Depreciation and amortization of operating assets	0.8	0.8	1.0	1.6	4.1
Amortization of intangible assets	—	—	—	—	—

Non-GAAP EBITDA Corporate Activities	$(14.9)	$(11.5)	$(13.7)	$(8.8)	$(48.9)

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	$3.8	$1.9	$2.0	$0.8	$8.5
Naviant litigation settlement	—	—	—	—	—
Acquired EBITDA	—	—	—	—	—
Restructuring costs	0.0	1.5	(0.0)	0.0	1.5
Impairments and write-down of assets	0.8	0.3	2.7	0.1	3.9
Litigation settlement charges	—	—	—	0.0	0.0

(in millions)	Q1	Q2	Q3	Q4	2009

Non-cash stock compensation expense	0.4	0.4	0.4	0.4	1.6

Non-GAAP adjusted EBITDA Corporate Activities	$(9.9)	$(7.5)	$(8.6)	$(7.4)	$(33.4)

Total GAAP net income (loss) before income taxes	$(1.2)	$(2.0)	$7.8	$6.1	$10.8
Interest expense	3.2	2.2	2.1	1.9	9.5
Depreciation and amortization of operating assets	4.8	5.0	4.7	5.8	20.2
Amortization of intangible assets	2.9	2.8	2.3	2.3	10.4

Total non-GAAP EBITDA	9.8	8.0	16.9	16.2	50.8

Adjustments:
SEC investigation / shareholder litigation / merger related expenses	3.8	1.9	2.0	0.8	8.5
Naviant litigation settlement	—	—	—	—	—
Acquired EBITDA	—	—	—	—	—
Restructuring costs	2.6	6.5	4.0	0.9	14.1
Impairments and write-down of assets	2.2	3.6	2.9	8.3	16.9
Litigation settlement charges	0.3	0.1	0.0	0.0	0.4
Non-cash stock compensation expense	0.4	0.4	0.4	0.4	1.6

Total non-GAAP adjusted EBITDA	$19.1	$20.5	$26.2	$26.6	$92.4

% margin	15.0%	16.8%	21.0%	21.1%	18.5%
Note 1) Data Group for 2007 includes a full year of results for the following acquisitions: expresscopy.com, SECO Financial
Note 2) Services Group for 2007 includes a full year of results for the following acquisitions: Direct Media, Inc.
Note 3) Research Group for 2007 includes a full year of results for the following acquisitions: NWC Research, Guideline, Inc., Northwest Research Group
Change in Working Capital Reconciliation

	December 31,
(in millions)	2006	2007	2008	2009
Working deficit per 10-K (note 1)	$(36.1)	$(29.8)	$(16.1)	$(25.5)

Less cash	(4.2)	(9.7)	(4.7)	(5.8)

Less marketable securities	(2.7)	(2.3)	(1.0)	(1.8)
Plus current portion of long-term debt	4.6	4.9	2.9	2.7
Plus restructuring accrual	1.3	6.1	9.3	7.2

Adjusted working deficit	$(37.0)	$(30.8)	$(9.6)	$(23.2)

Change in working capital		$(6.2)	$(21.2)	$13.5

Note 1) All amounts exclude results of Macro International, Inc.
Selling, General and Administrative Expenses Reconciliation

	For the Years Ended December
	31,
(in millions)	2008	2009
GAAP selling, general and administrative expenses per 10-K	$334.5	$255.2
Less one-time charges	(52.0)	(33.3)

Non-GAAP selling, general and administrative expenses excluding one-time charges	$282.5	$221.9